                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 19, 2001

                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                            0-19903                      77-0294597
(State or other jurisdiction       (Commission File Number)            (IRS Employer
of incorporation)                                                    Identification No.)

                               2033 GATEWAY PLACE
                                    SUITE 500
                           SAN JOSE, CALIFORNIA 95110
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 573-3620

ITEM 5. OTHER EVENTS.

        On December 19, 2001, Metricom, Inc., Metricom Finance, Inc., Metricom New York, L.L.C., Metricom Investments DC, Inc., Metricom DC, L.L.C., debtors-in-possession, in chapter 11 case nos. 01-53291, 01-53297, 01-53302, 01-53301 and 01-53300 (Jointly Administered), filed a monthly operating report for the month of November 2001 with the United States Bankruptcy Court for the Northern District of California in San Jose, California, a copy of which is filed herewith as Exhibit 99.1.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (C)    Exhibits.

                        EXHIBIT NO.    DESCRIPTION
                        99.1           Chapter 11 Monthly  Operating  Report for
                                       November  2001 filed by  Metricom,  Inc.,
                                       Metricom  Finance,   Inc.,  Metricom  New
                                       York,  L.L.C.,  Metricom  Investments DC,
                                       Inc.,      Metricom      DC,      L.L.C.,
                                       debtors-in-possession, in chapter 11 case
                                       nos.   01-53291,    01-53297,   01-53302,
                                       01-53301    and     01-53300     (Jointly
                                       Administered),   filed  with  the  United
                                       States  Bankruptcy Court for the Northern
                                       District  of   California  in  San  Jose,
                                       California.


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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRICOM, INC.

Date:  December 20, 2001             By: /s/ Eugene A. Reilly
                                         ------------------------------
                                             Eugene A. Reilly
                                             Chief Financial Officer and General
                                             Counsel

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